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                                                                    Exhibit 23.2
                                                                    ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 22, 2002 included in Orthovita, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this Registration Statement.

                                                         /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
May 15, 2002